                        Annual Report

                                     LATIN
                                     AMERICA
                                     FUND
                                     ----------------
                                     OCTOBER 31, 2002
                                     ----------------

                                    [GRAPHIC]

                            [LOGO OF T. ROWE PRICE]

REPORT HIGHLIGHTS
-----------------
Latin America Fund

o Latin American stocks suffered due to the slowing global economic recovery and political and economic upheaval in the region.

o The Latin America Fund fell sharply during the six months ended October 31, but strong performance during the previous six months limited losses for the year.

o The fund outperformed its benchmark index and average competitor over both time periods, aided by overweighting Mexico, underweighting Brazil and Argentina, and good stock selection.

o We are cautious on the region but continue to be believers in Mexico's long-term integration with the U.S. economy and remain heavily overweight in this market.





REPORTS ON THE WEB

Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log on to your account at www.troweprice.com for more information.

FELLOW SHAREHOLDERS

The slowing global economic recovery and destabilizing political and economic events in the region combined to punish Latin American stocks over the past six months. The Argentine economy collapsed, Brazil's economy foundered on concerns about potential default and the leftist views of its president-elect, and even Mexico--more closely tied to the U.S. than the rest of the region--fell as the relationship between its reform-minded president and Congress faltered.

----------------------
PERFORMANCE COMPARISON
-------------------------------------------------
Periods Ended 10/31/02      6 Months    12 Months
-------------------------------------------------
Latin America Fund           -28.08%       -8.15%
MSCI EMF Latin
America Index                -31.28       -13.63
Lipper Latin American
Funds Average                -30.52       -11.40

Your fund fell sharply over the past six months, but outperformed its benchmark index and peer average for both the 6- and 12-month periods, as shown in the table. Better full-year results reflect the strong returns of the first half as markets rebounded from lows following the terrorist attacks in September 2001. Fund results for both periods were aided by our heavy concentration in Mexico, which continues to benefit from greater integration with the U.S. economy, our underweight positions in the collapsing Brazilian and Argentine markets, and generally good stock selection throughout the region. Overweighting Mexican beverage companies, underweighting Brazilian telecommunications companies, and underweighting electric utilities throughout the region aided results, while our overweight position in other Brazilian companies hurt returns.

The strong returns in the first half of the fund's fiscal year--when the portfolio was up 27.70%--and the poor returns in the second half highlight the role that emerging markets play in a broad investment plan. These volatile markets offer portfolio diversification and a leveraged way to invest in the global economy but are appropriate for only a portion of your investment assets.

MARKET AND PORTFOLIO REVIEW

For a multitude of reasons, the policies that dominated the South American political and economic landscape during the 1990s have for the most part ended in failure. Despite privatization, deregulation, and liberalization, the Argentine economy--once regarded as a shining example of International Monetary Fund-led reform--has imploded with tragic consequences. Brazil, whose privatization program attracted huge foreign direct investment in the second half of the 1990s, once again finds itself teetering on the edge of default. Within South America, only the small Chilean economy appears to have remained on a solid growth path, and even there unemployment is nudging toward 10%, nearly double the rate of four years ago.

The current populist political backlash is worrying. President Chavez of Venezuela, widely regarded by the international community as a loose cannon, has pushed through a bewildering range of policies that are likely to cause long-term damage to the nation's economic prospects. While former President Fujimori of Peru hides from justice in Japan, current President Toledo's attempts to push through privatization have been met with violent resistance. President Duhalde faced an impossible task when he became the fifth Argentine president within a few weeks earlier this year, and the decision to convert all dollar loans to peso loans contributed to the disintegration of the nation's financial system. Meanwhile in Brazil, left-leaning Lula da Silva was elected president in a landslide victory, a sweeping rejection of Cardoso's liberalization policies. Even though he toned down his populist rhetoric in the run-up to elections, Lula now faces a formidable challenge sticking to the austerity demanded by the IMF while atthe same time responding to the overwhelming political mandate for social change.

------------------
MARKET PERFORMANCE
------------------------------------------------
(In U.S. Dollar Terms)
Periods Ended 10/31/02     6 Months    12 Months
------------------------------------------------
Argentina                   -11.48%      -39.12%
Brazil                      -40.95       -21.25
Chile                       -24.58       -16.20
Mexico                      -25.15        -3.16
Peru                         -5.90        19.06
Venezuela                   -23.24       -30.00

Source: RIMES Online, using MSCI indices.

Fortunately, Mexico remains untouched by economic and political uncertainty further south, testimony perhaps to the benefits of the North American Free Trade Agreement signed with the U.S. and Canada back in

1993. Although President Fox's dysfunctional relationship with Congress has led to disappointing progress on reform, we remain believers in the long-term convergence story here and look northwards to the U.S. for signs of cyclical economic recovery. As of the end of October, 57% of your fund was invested in this country alone.

Brazil Slides on Election Worries

BRAZIL STILL OFFERS SOLID GROWTH COMPANIES WITH CLEAN BALANCE SHEETS AT REASONABLE VALUATIONS.

Only a few months ago, markets confidently expected government coalition candidate Serra to win October's Brazilian presidential elections by a wide margin. Lula, who had failed on three previous attempts, has historically based his political support on leftist anti-market rhetoric, including calls for debt default, anti-trade policies, price controls, and greater government interference, particularly in the labor markets. Despite his efforts to calm markets (for example, abandoning talk of default), his continuing strength in the polls and eventual election in the second round at the end of October triggered significant capital outflows. By the end of October the currency had plunged 35% against the U.S. dollar in just six months and 67% since the beginning of 1999. Because of low growth and high exposure to dollar-denominated debt and floating interest rates, Brazilian net public debt as a percentage of GDP has spiraled alarmingly, more than doubling from below 30% at the end of 1994 to its present level of around 64%.

Nevertheless, there have been some encouraging recent macro trends. In response to currency weakness, exports have picked up well into the second half of the year, and at a time when imports remain weak, the trade surplus will surge to around US$11 billion for the year, far ahead of earlier expectations. Moreover, the current Cardoso administration has stuck successfully to IMF fiscal primary surplus targets. Finally, industrial production has continued to pick up since bottoming at the beginning of the year, and by September was up 5.6% year-over-year, again well ahead of expectations. A post-election stock market rally is presumably testimony to the hope that Lula has the political skills to take advantage of these positive trends to address market concerns on fiscal responsibility while at the same time pushing ahead on his promises for social expenditure. Our own view, by contrast, is that Lula lacks the political support base to push through essential structural reform over his four-year tenure, and in the absence of policy initiatives, we remain cautious.

------------------------
INDUSTRY DIVERSIFICATION
------------------------------------------------------------------------
                                                  Percent of Net Assets
                                                    4/30/02    10/31/02
------------------------------------------------------------------------
Telecommunication Services                             20.9%       23.6%
Financials                                             14.6        17.9
Consumer Staples                                       18.6        16.7
Consumer Discretionary                                 12.4        12.3
Materials                                              12.9        11.8
Energy                                                 11.7         9.3
Industrials and Business Services                       4.9         4.8
Utilities                                               0.8         0.5
Information Technology                                  0.0         0.0
Health Care                                             0.0         0.0
Reserves                                                3.2         3.1
------------------------------------------------------------------------
Total                                                 100.0%      100.0%

We have been underweight in Brazil throughout the year but have not totally abandoned this minefield of a market. The country still offers solid growth companies with clean balance sheets at reasonable valuations. Our position in government-controlled oil and gas company Petroleo Brasileiro (Petrobras) was unfortunately hammered as price controls reemerged only shortly after price deregulation had been legally introduced. Clearly, political risks are high for this stock, but at the same time, it is one of the world's cheapest and highest-growth opportunities in the oil industry by virtually any measure. The banking sector was also savaged as default worries deepened and fears of interest rate controls under the new Lula regime emerged. On the other hand, our position in iron ore exporter Companhia Vale do Rio Doce held up well on the back of its U.S. dollar revenue stream and continuing strong demand from the Chinese market.

Mexico Slips Along With the U.S.

Economic growth in Mexico has remained stagnant, and expectations for 2003 have come ratcheting down. Clearly, subdued growth expectations north of the border are an important part of this story. So, too, is a loss of competitiveness to China, which is catching up fast with Mexico in terms of market share of imports into the U.S. Mexico now accounts for 12% of total U.S. imports versus 7% in 1994, but this growth trend appears to have tailed off as the Chinese competitive threat gathers momentum.

Internally, a non-cooperative Congress seems to be blocking President Fox's political agenda at every turn. Despite a rare but significant victory in the high-profile wage dispute with government-controlled oil

WE REMAIN BELIEVERS IN MEXICO'S LONG-TERM INTEGRATION WITH THE U.S. ECONOMY.

monopoly Pemex, Fox has faced stubborn resistance to his efforts to push through structural reform in a number of key areas, including tax reform (to diversify revenues away from oil), electricity reform (to allow greater private sector investment), and judicial reform (to speed up the legislative process). While political stagnation has taken the shine off the Mexico story and the short-term economic outlook is clearly unexciting, we remain believers in long-term integration with the U.S. economy and are heavily overweight in this market.

We added to America Movil, the dominant cellular company in Mexico, to take advantage of continuing strong and profitable subscriber growth and cut positions in brewer Grupo Modelo during periods of outperformance.

Smaller Markets Also Hurt by Populist Backlash

Mexico and Brazil together make up about 88% of your portfolio. In the smaller markets, the Chilean economy continues to be weighed down by copper price weakness, subdued consumers, and high unemployment. Two of our holdings, Banco Santander and Banco Santiago, merged in August to form the country's dominant financial entity with market share of more than 25%. While integration costs will dent profitability in 2002, the merged group remains highly profitable and well positioned to take advantage of loan growth when the economy eventually picks up.

                                    [CHART]


------------------
LATIN AMERICA FUND
--------------------------------------------------------------------------------
Venezuela               1%
Mexico                 57%
Brazil                 31%
Chile                   5%
Other and Reserves      3%
Peru                    3%

Now that the goals of liberalization, privatization, and deregulation have been all but abandoned in the smaller markets of the region, the resultant policy vacuum and unstable politics are troublesome. President Chavez of Venezuela was deposed by military officers in April before returning to power two days later and is under growing pressure from sections of the military to step down voluntarily. His confrontational style and erratic policies have not only alienated former allies in the West but also plunged the economy into deep recession, despite recent oil price strength. We maintain our only holding here, dominant telecommunications carrier Compania Anonima Nacional Telefonos de Venezuela (CANTV), which is still generating useful free cash flow despite the worsening political situation and deepening economic crisis.

In another demonstration of the regional backlash against liberalization, the Peruvian Constitutional Court ruled that the firing of workers by Telefonica de Peru in exchange for a severance package was unconstitutional, possibly a heavy deterrent to future foreign investment in the country. We maintain our only exposure in this country, gold miner Compania de Minas Buenaventura.

The Argentine economy returned -13.6% in the second quarter, the 15th consecutive quarter of year-over-year negative growth, although the third quarter seems to have bottomed out at a very low base. The peso has fallen by more than 70% against the U.S. dollar since convertibility was abandoned at the beginning of the year. Any sustained recovery will depend on another agreement with the IMF, which remains elusive. We sold out of our remaining position in this market at the end of last year.

OUTLOOK

Long-term investors in Latin America are familiar with the swings these markets undergo. Right now, there is a great deal of uncertainty in this part of the world. The bullish case rests on two independent assumptions: that political stalemate and stagnation on reform in Mexico will not prove to be a barrier to cyclical economic recovery as (and when) the U.S. economy picks up; and that Brazil's new president manages to convince markets that he will comply with IMF austerity targets despite his mandate for social expenditure. At this stage, we are more believers in the former than the latter, but either way, investors should be in no doubt that risks will remain as high as ever.

Respectfully submitted,

/s/ John R. Ford

John R. Ford
President, T. Rowe Price International Funds, Inc.

November 20, 2002

T. ROWE PRICE LATIN AMERICA FUND
--------------------------------------------------------------------------------

PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS

                                                                     Percent of
                                                                     Net Assets
Company                                               Country          10/31/02

Telmex                                                 Mexico              12.0%

Wal-Mart de Mexico                                     Mexico               9.5

Petroleo Brasileiro (Petrobras)                        Brazil               9.3

Grupo Financiero BBVA Bancomer                         Mexico               9.1

America Movil                                          Mexico               7.0
--------------------------------------------------------------------------------
Companhia Vale do Rio Doce                             Brazil               5.2

Banco Santander                                         Chile               4.5

Companhia de Bebidas                                   Brazil               4.2

Coca-Cola Femsa                                        Mexico               4.1

Cemex Participating Certificates                       Mexico               3.8
--------------------------------------------------------------------------------
Banco Itau                                             Brazil               3.4

Femsa UBD Units                                        Mexico               3.1

Grupo Televisa                                         Mexico               2.9

Embraer Aircraft                                       Brazil               2.8

Compania de Minas Buenaventura                           Peru               2.7
--------------------------------------------------------------------------------
Grupo Modelo                                           Mexico               2.3

Grupo Aeroportuario del Sureste                        Mexico               2.0

Brasileira de Distribuicao Grupo Pao de Acucar         Brazil               1.8

Telebras                                               Brazil               1.5

Brasil Telecom Participacoes                           Brazil               1.3
--------------------------------------------------------------------------------
Kimberly-Clark de Mexico                               Mexico               1.1

Compania Anonima Nacional Telefonos de Venezuela    Venezuela               1.0

Banco Bradesco                                         Brazil               0.8

Tele Norte Leste Participacoes                         Brazil               0.5

Tractebel Energia                                      Brazil               0.5
--------------------------------------------------------------------------------
Total                                                                      96.4%

Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund.

T. ROWE PRICE LATIN AMERICA FUND
--------------------------------------------------------------------------------

----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

LATIN AMERICA FUND
--------------------------------------------------------------------------------

                                     [CHART]

              MSCI EMF Latin    Lipper Latin American
               America Index        Funds Average          Latin America Fund
12/29/1993         10,000               10,000                   10,000
10/94              12,179               10,489                   10,320
10/95               8,363                6,607                    6,490
10/96              10,315                8,283                    8,211
10/97              12,796               10,167                    9,848
10/98               9,214                7,006                    7,492
10/99              11,164                7,975                    8,508
10/00              12,754                9,669                   10,841
10/01              10,261                7,536                    8,770
10/02               8,862                6,757                    8,055


------------------------------------
AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                            Since    Inception
Periods Ended 10/31/02  1 Year   3 Years   5 Years      Inception         Date
--------------------------------------------------------------------------------
Latin America Fund      -8.15%    -1.81%    -3.94%         -2.42%     12/29/93

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

T. ROWE PRICE LATIN AMERICA FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS                                       For a share outstanding throughout each period
---------------------------------------------------------------------------------------------------------

                                           Year Ended
                                            10/31/02     10/31/01      10/31/00     10/31/99     10/31/98
NET ASSET VALUE
Beginning of period                           $ 8.21     $  10.19      $   8.03     $   7.22     $   9.60

Investment activities
   Net investment income (loss)                 0.18         0.15          0.05         0.09         0.16
   Net realized and
   unrealized gain (loss)                     (0.79)       (2.09)          2.14         0.86       (2.45)

   Total from
   investment activities                      (0.61)       (1.94)          2.19         0.95       (2.29)

Distributions
   Net investment income                      (0.29)       (0.04)        (0.04)       (0.14)       (0.12)
   Tax return of capital                      (0.06)           -             -            -            -

   Total distributions                        (0.35)       (0.04)        (0.04)       (0.14)       (0.12)

   Redemption fees added
   to paid-in-capital                             -            -           0.01           -          0.03

NET ASSET VALUE
End of period                                 $ 7.25       $ 8.21      $  10.19     $   8.03     $   7.22
                                              -----------------------------------------------------------
Ratios/Supplemental Data

Total return/\                                (8.15)%     (19.10)%        27.41%       13.57%     (23.93)%
Ratio of total expenses to
average net assets                             1.53%        1.49%         1.46%        1.62%        1.53%
Ratio of net investment
income (loss) to average
net assets                                     1.88%        1.40%         0.42%        1.05%        1.35%
Portfolio turnover rate                        21.0%        29.9%         27.5%        43.2%        19.0%
Net assets, end of period
(in thousands)                              $126,905     $155,239      $228,655     $200,385     $204,761


 /\Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE LATIN AMERICA FUND

                                                               October 31, 2002
------------------------
PORTFOLIO OF INVESTMENTS                                 Shares           Value
-------------------------------------------------------------------------------
                                                                   In thousands
BRAZIL 31.6%

Common Stocks 27.3%

Brasil Telecom Participacoes ADR (USD)                   59,000       $   1,646
Companhia de Bebidas ADR (USD)                          366,424           5,302
Companhia Vale do Rio Doce ADR
  (1 ADR represents 1 common stock) (USD) *              19,400             511
Companhia Vale do Rio Doce ADR
  (1 ADR represents 1 preferred A share) (USD)(S)       240,200           6,125
Embraer Aircraft ADR (USD)(S)                           222,582           3,490
Grupo Pao de Acucar ADR (USD)(S)                        145,032           2,251
Petroleo Brasileiro (Petrobras) ADR (USD)(S)            828,057           9,986
Petroleo Brasileiro (Petrobras) ADR(S)                  133,700           1,769
Tele Norte Leste Participacoes ADR (USD)                100,425             695
Telebras ADR (USD)(S)                                   111,436           1,958
Tractebel Energia                                   680,800,000             658
Unibanco GDR (USD)                                       18,400             168
-------------------------------------------------------------------------------
                                                                         34,559
                                                                      ---------
Preferred Stocks 4.3%

Banco Bradesco                                      375,000,000             998
Banco Itau                                           96,356,000           4,280
Telemar Norte Leste                                  17,600,000             217
-------------------------------------------------------------------------------
                                                                          5,495
                                                                      ---------
Total Brazil (Cost $58,627)                                              40,054
                                                                      ---------

CHILE 4.7%

Common Stocks 4.7%

Banco Santander (New shares) ADR (USD)(S)               332,803           5,741
Embotelladora Andina ADR (USD)(S)                        28,859             164
-------------------------------------------------------------------------------
Total Chile (Cost $6,832)                                                 5,905
                                                                      ---------

MEXICO 56.9%

Common Stocks 56.9%

America Movil ADR, Series L (USD)                       656,876           8,828
Cemex Participating Certificates
  (Represents 2 Series A and 1 Series B shares)       1,197,248           4,848
Coca-Cola Femsa ADR, Series L (USD)(S)                  247,500           5,168

T. ROWE PRICE LATIN AMERICA FUND
-------------------------------------------------------------------------------


                                                            Shares        Value
-------------------------------------------------------------------------------
                                                                   In thousands

Femsa UBD Units
   (Represents 1 Series B and 4 Series D shares)(S)      1,093,410      $ 3,964
Grupo Aeroportuario del Sureste ADR (USD)                  233,600        2,572
Grupo Financiero BBVA Bancomer, Series B*(S)            14,653,701       11,547
Grupo Modelo, Series C(S)                                1,156,580        2,961
Grupo Televisa ADR (USD)*                                  130,300        3,661
Kimberly-Clark de Mexico, Series A(S)                      578,241        1,398
Telmex ADR, Series L (USD)(S)                              499,476       15,234
Wal-Mart de Mexico(S)                                    4,812,730       12,018
-------------------------------------------------------------------------------
Total Mexico (Cost $57,103)                                              72,199
                                                                        -------

PERU 2.7%

Common Stocks 2.7%

Compania de Minas Buenaventura ADR, Series B (USD)(S)      154,800        3,444
-------------------------------------------------------------------------------
Total Peru (Cost $2,704)                                                  3,444
                                                                        -------

VENEZUELA 1.0%

Common Stocks 1.0%

Compania Anonima Nacional
   Telefonos de Venezuela (CANTV) ADR, Series D (USD)      111,657        1,323
-------------------------------------------------------------------------------
Total Venezuela (Cost $3,314)                                             1,323
                                                                        -------

UNITED STATES 3.2%

Money Market Funds 3.2%

T. Rowe Price Reserve Investment Fund, 1.85%#            4,082,053        4,082
-------------------------------------------------------------------------------
Total United States (Cost $4,082)                                         4,082
                                                                        -------

T. ROWE PRICE LATIN AMERICA FUND
-------------------------------------------------------------------------------


                                                                          Value
-------------------------------------------------------------------------------
                                                                   In thousands

Total Investments in Securities
100.1% of Net Assets (Cost $132,662)                                  $ 127,007
Other Assets Less Liabilities                                              (102)
                                                                      ---------
NET ASSETS                                                            $ 126,905
                                                                      ---------

  # Seven-day yield
  * Non-income producing
(S) All or a portion of this security is on loan at October 31, 2002 - See
    Note 2
ADR American Depository Receipts
GDR Global Depository Receipts
USD United States dollar

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE LATIN AMERICA FUND
-----------------------------------------------------------------------------
                                                             October 31, 2002


-----------------------------------
STATEMENT OF ASSETS AND LIABILITIES
-----------------------------------------------------------------------------
In thousands

Assets

Investments in securities, at value (Cost $132,662)                 $ 127,007
Securities lending collateral                                          29,557
Other assets                                                              167
                                                                    ---------
Total assets                                                          156,731
                                                                    ---------

Liabilities

Obligation to return securities lending collateral                     29,557
Other liabilities                                                         269
                                                                    ---------
Total liabilities                                                      29,826
                                                                    ---------
NET ASSETS                                                          $ 126,905
                                                                    ---------

Net Assets Consist of:

Undistributed net realized gain (loss)                              $(65,652)
Net unrealized gain (loss)                                            (5,655)
Paid-in-capital applicable to 17,498,271 shares of
$0.01 par value capital stock outstanding;
2,000,000,000 shares of the Corporation authorized                    198,212
                                                                    ---------
NET ASSETS                                                          $ 126,905
                                                                    ---------
NET ASSET VALUE PER SHARE                                           $    7.25
                                                                    ---------

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE LATIN AMERICA FUND
---------------------------------------------------------------------------


-----------------------
STATEMENT OF OPERATIONS
---------------------------------------------------------------------------
In thousands

                                                                       Year
                                                                      Ended
                                                                   10/31/02

Investment Income (Loss)

Income
Dividend (net of foreign taxes of $499)                          $    5,245
Securities lending                                                      163
Interest                                                                125
                                                                 ----------
Total income                                                          5,533
                                                                 ----------
Expenses
Investment management                                                 1,739
Shareholder servicing                                                   479
Custody and accounting                                                  174
Prospectus and shareholder reports                                       57
Legal and audit                                                          17
Proxy and annual meeting                                                 12
Directors                                                                 6
Registration                                                              4
                                                                 ----------
Total expenses                                                        2,488
                                                                 ----------
Net investment income (loss)                                          3,045
                                                                 ----------

Realized and Unrealized Gain (Loss)
Net realized gain (loss)
Securities                                                          (14,302)
Foreign currency transactions                                           (77)
                                                                 ----------
Net realized gain (loss)                                            (14,379)
Change in net unrealized gain (loss)                                  1,045
                                                                 ----------
Net realized and unrealized gain (loss)                             (13,334)
                                                                 ----------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                           $  (10,289)
                                                                 ----------

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE LATIN AMERICA FUND
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
In thousands

                                                            Year
                                                           Ended
                                                        10/31/02      10/31/01
   Increase (Decrease) in Net Assets
   Operations
     Net investment income (loss)                       $  3,045      $  2,854
     Net realized gain (loss)                            (14,379)        2,832
     Change in net unrealized gain (loss)                  1,045       (45,431)
     Increase (decrease) in net assets from operations   (10,289)      (39,745)

   Distributions to shareholders
     Net investment income                                (5,412)         (886)
     Tax return of capital                                (1,118)            -
     Decrease in net assets from distributions            (6,530)         (886)

   Capital share transactions *
     Shares sold                                          29,812        30,495
     Distributions reinvested                              6,103           836
     Shares redeemed                                     (47,505)      (64,216)
     Redemption fees received                                 75           100
     Increase (decrease) in net assets from capital
     share transactions                                  (11,515)      (32,785)

   Net Assets
   Increase (decrease) during period                     (28,334)      (73,416)
   Beginning of period                                   155,239       228,655

   End of period                                        $126,905      $155,239
                                                       ---------     ---------
*Share information
     Shares sold                                           3,180         3,031
     Distributions reinvested                                699            86
     Shares redeemed                                      (5,294)       (6,653)
     Increase (decrease) in shares outstanding            (1,415)       (3,536)

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE LATIN AMERICA FUND
--------------------------------------------------------------------------------
                                                               October 31, 2002

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Latin America Fund (the fund), a nondiversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on December 29, 1993. The fund seeks long-term growth of capital through investments primarily in the common stocks of companies located, or with primary operations, in Latin America.

     The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price, or official closing price for certain markets, at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and ask prices for domestic securities and the last quoted sale price for international securities. Other equity securities are valued at a price within the limits of the latest bid and ask prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and ask prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on

T. ROWE PRICE LATIN AMERICA FUND
--------------------------------------------------------------------------------

realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Expenses Paid Indirectly Credits earned on temporarily uninvested cash balances at the custodian are used to reduce the fund's custody charges.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held less than 1 year. Such fees are deducted from redemption proceeds and retained by the fund, and have the primary effect of increasing paid-in capital.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Emerging Markets At October 31, 2002, approximately 97% of the fund's net assets were invested in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. At October 31, 2002, the value of loaned securities was $28,571,000; aggregate collateral consisted of $29,557,000 in the securities lending collateral pool.

T. ROWE PRICE LATIN AMERICA FUND
--------------------------------------------------------------------------------

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $32,350,000 and $47,734,000, respectively, for the year ended October 31, 2002.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Temporary differences are not adjusted.

Distributions during the year ended October 31, 2002 were characterized as follows for tax purposes:

--------------------------------------------------------------------------------
Ordinary income                                                     $ 5,412,000
Return of capital                                                     1,118,000
Total distributions                                                 $ 6,530,000
                                                                    -----------

At October 31, 2002, the tax-basis components of net assets were as follows:
--------------------------------------------------------------------------------

Unrealized appreciation                                            $ 18,628,000
Unrealized depreciation                                             (24,283,000)
Net unrealized appreciation (depreciation)                           (5,655,000)
Capital loss carryforwards                                          (65,652,000)
Paid-in capital                                                     198,212,000
Net assets                                                        $ 126,905,000
                                                                  -------------

The fund intends to retain realized gains to the extent of available capital loss carryforwards for federal income tax purposes. As of October 31, 2002, the fund had $11,454,000 of capital loss carryforwards that expire in 2004, $33,638,000 that expire in 2007, and $20,560,000 that expire thereafter through 2010.

T. ROWE PRICE LATIN AMERICA FUND
--------------------------------------------------------------------------------

For the year ended October 31, 2002, the fund recorded the following permanent reclassifications. Results of operations and net assets were not affected by these reclassifications.

--------------------------------------------------------------------------------
Undistributed net investment income                                  $ (290,000)
Undistributed net realized gain                                         290,000

At October 31, 2002, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $132,662,000.

NOTE 4 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the fund as a reduction of income.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.75% of the fund's average daily net assets, and the fund's pro-rata share of a group fee. The group fee is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. The fund's portion of the group fee is determined by the ratio of its net assets to those of the group. At October 31, 2002, the effective annual group fee rate was 0.32%, and investment management fee payable totaled $110,000.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund's transfer and dividend

T. ROWE PRICE LATIN AMERICA FUND
--------------------------------------------------------------------------------

     disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. Expenses incurred pursuant to these service agreements totaled $435,000 for the year ended October 31, 2002, of which $49,000 was payable at period-end.

     The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Expenses associated with the operation of Spectrum are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying Price funds, Price Associates, and, in the case of
     T. Rowe Price Spectrum International, T. Rowe Price International. For the year ended October 31, 2002, the fund was allocated $4,000 of Spectrum expenses, of which $2,000 related to services provided by Price and $2,000 was payable at period-end. At October 31, 2002, no outstanding shares of the fund were held by Spectrum. Spectrum does not invest in the underlying Price funds for the purpose of exercising management or control.

     The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended October 31, 2002, totaled $125,000 and are reflected as interest income in the accompanying Statement of Operations.

T. ROWE PRICE LATIN AMERICA FUND
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors of T. Rowe Price International Funds, Inc. and Shareholders of T. Rowe Price Latin America Fund

     In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Latin America Fund (one of the portfolios comprising T. Rowe Price International Funds, Inc., hereafter referred to as the "Fund") at October 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

     PricewaterhouseCoopers LLP
     Baltimore, Maryland
     November 19, 2002

T. ROWE PRICE LATIN AMERICA FUND
--------------------------------------------------------------------------------

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 10/31/02
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund will pass through foreign source income of $3,464,000 and foreign taxes paid of $496,000.

--------------------------------------------------------------------------------

T. ROWE PRICE LATIN AMERICA FUND
--------------------------------------------------------------------------------

ABOUT THE FUND'S DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); "inside" directors are officers of T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202.

Independent Directors

 Name
 (Date of Birth)            Principal Occupation(s) During Past 5 Years and
 Year Elected*              Directorships of Other Public Companies
 Calvin W. Burnett, Ph.D.   President, Coppin State College; Director, Provident Bank of
 (3/16/32)                  Maryland
 2001

 Anthony W. Deering         Director, Chairman of the Board, President, and Chief Executive
 (1/28/45)                  Officer, The Rouse Company, real estate developers
 1991

 Donald W. Dick, Jr.        Principal, EuroCapital Advisors, LLC, an acquisition and management
 (1/27/43)                  advisory firm
 1988

 David K. Fagin             Director, Dayton Mining Corp. (6/98 to present), Golden Star
 (4/9/38)                   Resources Ltd., and Canyon Resources Corp. (5/00 to present);
 2001                       Chairman and President, Nye Corp.

 F. Pierce Linaweaver       President, F. Pierce Linaweaver & Associates, Inc., consulting environ-
 (8/22/34)                  mental and civil engineers
 2001

 Hanne M. Merriman          Retail Business Consultant; Director, Ann Taylor Stores Corp., Ameren
 (11/16/41)                 Corp., Finlay Enterprises, Inc., The Rouse Company, and US Airways
 2001                       Group, Inc.

 John G. Schreiber          Owner/President, Centaur Capital Partners, Inc., a real estate invest-
 (10/21/46)                 ment company; Senior Advisor and Partner, Blackstone Real Estate
 2001                       Advisors, L.P.; Director, AMLI Residential Properties Trust, Host
                            Marriott Corp., and The Rouse Company

 Hubert D. Vos              Owner/President, Stonington Capital Corp., a private investment com-
 (8/2/33)                   pany
 2001

*Each independent director oversees 105 T. Rowe Price portfolios and serves until the election of a successor.

T. ROWE PRICE LATIN AMERICA FUND
--------------------------------------------------------------------------------

Independent Directors (continued)

Name                            Principal Occupation(s) During Past 5 Years and
(Date of Birth)                 Directorships of Other Public Companies
Year Elected*

Paul M. Wythes                  Founding Partner, Sutter Hill Ventures, a
(6/23/33)                       venture capital limited partnership, providing
1996                            equity capital to young high-technology
                                companies throughout the United States;
                                Director, Teltone Corp.

*Each independent director oversees 105 T. Rowe Price portfolios and serves until the election of a successor.

Inside Directors

Name
(Date of Birth)
Year Elected**
[Number of T. Rowe Price        Principal Occupation(s) During Past 5 Years and
Portfolios Overseen]            Directorships of Other Public Companies

James S. Riepe                  Director and Vice President, T. Rowe Price; Vice
(6/25/43)                       Chairman of the Board, Director, and Vice
2002                            President, T. Rowe Price Group, Inc.; Chairman
[105]                           of the Board and Director, T. Rowe Price Global
                                Asset Management Limited, T. Rowe Price
                                Investment Services, Inc., T. Rowe Price
                                Retirement Plan Services, Inc., and T. Rowe
                                Price Services, Inc.; Chairman of the Board,
                                Director, President, and Trust Officer, T. Rowe
                                Price Trust Company; Director, T. Rowe Price
                                International, Inc., and T. Rowe Price Global
                                Investment Services Limited; Chairman of the
                                Board, International Funds

M. David Testa                  Chief Investment Officer, Director, and Vice
(4/22/44)                       President, T. Rowe Price; Vice Chairman of the
1979                            Board, Chief Investment Officer, Director, and
[105]                           Vice President, T. Rowe Price Group, Inc.;
                                Director, T. Rowe Price Global Asset Management
                                Limited; Director and Vice President, T. Rowe
                                Price Trust Company; Director, T. Rowe Price
                                Global Investment Services Limited and T. Rowe
                                Price International, Inc.; Vice President,
                                International Funds

Martin G. Wade                  Director and Vice President, T. Rowe Price
(2/16/43)                       Group, Inc.; Chairman of the Board and Director,
1982                            T. Rowe Price Global Investment Services Limited
[16]                            and T. Rowe Price International, Inc.; Director,
                                T. Rowe Price Global Asset Management Limited;
                                Vice President, T. Rowe Price



**Each inside director serves until the election of a successor.

T. ROWE PRICE LATIN AMERICA FUND
--------------------------------------------------------------------------------

Officers


Name (Date of Birth)
Title and Fund(s) Served                          Principal Occupation(s)
-------------------------------------------------------------------------------------------------------
Christopher D. Alderson (3/29/62)                 Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds               Group, Inc., and T. Rowe Price International, Inc.

Mark C.J. Bickford-Smith (4/30/62)                Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds               T. Rowe Price International, Inc.

Joseph A. Carrier (12/30/60)                      Vice President, T. Rowe Price, T. Rowe Price Group,
Treasurer, International Funds                    Inc., and T. Rowe Price Investment Services, Inc.

Michael J. Conelius (6/16/64)                     Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds               Group, Inc., and T. Rowe Price International, Inc.

Ann B. Cranmer (3/23/47)                          Vice President, T. Rowe Price Group, Inc., and
Assistant Vice President, International Funds     T. Rowe Price International, Inc.; Vice President
                                                  and Secretary, T. Rowe Price Global Asset
                                                  Management Limited and T. Rowe Price Global
                                                  Investment Services Limited

Frances Dydasco (5/8/66)                          Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds               T. Rowe Price International, Inc.

Mark J.T. Edwards (10/27/57)                      Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds               T. Rowe Price International, Inc.

Roger L. Fiery III (2/10/59)                      Vice President, T. Rowe Price, T. Rowe Price
Assistant Vice President, International Funds     Group, Inc., and T. Rowe Price International, Inc.

John R. Ford (11/25/57)                           Vice President, T. Rowe Price and T. Rowe Price
President, International Funds                    Group, Inc.; Director, Chief Investment Officer,
                                                  and Vice President, T. Rowe Price International, Inc.

Henry H. Hopkins (12/23/42)                       Director and Vice President, T. Rowe Price Group,
Vice President, International Funds               Inc., T. Rowe Price Investment Services, Inc.,
                                                  T. Rowe Price Services, Inc., and T. Rowe Price Trust
                                                  Company; Vice President, T. Rowe Price, T. Rowe Price
                                                  International, Inc., and T. Rowe Price Retirement Plan
                                                  Services, Inc.

Ian D. Kelson (8/16/56)                           Vice President, T. Rowe Price, T. Rowe Price Group,
Vice President, International Funds               Inc., and T. Rowe Price International, Inc.; formerly
                                                  Head of Fixed Income, Morgan Grenfell/Deutsche Asset
                                                  Management (to 2000)

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

T. ROWE PRICE LATIN AMERICA FUND
--------------------------------------------------------------------------------

Officers (continued)

 Name (Date of Birth)
 Title and Fund(s) Served                           Principal Occupation(s)
 Patricia B. Lippert (1/12/53)                      Assistant Vice President, T. Rowe Price and
 Secretary, International Funds                     T. Rowe Price Investment Services, Inc.

 Ian J. Macdonald (1/7/62)                          Vice President, T. Rowe Price Group, Inc., and
 Vice President, International Funds                T. Rowe Price International, Inc.

 David S. Middleton (1/18/56)                       Vice President, T. Rowe Price, T. Rowe Price
 Controller, International Funds                    Group, Inc., and T. Rowe Price Trust Company

 George A. Murnaghan (5/1/56)                       Vice President, T. Rowe Price, T. Rowe Price
 Vice President, International Funds                Group, Inc., T. Rowe Price International, Inc.,
                                                    T. Rowe Price Investment Services, Inc., and
                                                    T. Rowe Price Trust Company

 Gonzalo Pangaro (11/27/68)                         Vice President, T. Rowe Price Group, Inc., and
 Vice President, International Funds                T. Rowe Price International, Inc.

 D. James Prey III (11/26/59)                       Vice President, T. Rowe Price and T. Rowe Price
 Vice President, International Funds                Group, Inc.

 Robert Revel-Chion (3/9/65)                        Vice President, T. Rowe Price Group, Inc., and
 Vice President, International Funds                T. Rowe Price International, Inc.

 Christopher J. Rothery (5/26/63)                   Vice President, T. Rowe Price Group, Inc., and
 Vice President, International Funds                T. Rowe Price International, Inc.

 James B.M. Seddon (6/17/64)                        Vice President, T. Rowe Price Group, Inc., and
 Vice President, International Funds                T. Rowe Price International, Inc.

 Robert W. Smith (4/11/61)                          Vice President, T. Rowe Price, T. Rowe Price
 Vice President, International Funds                Group, Inc., and T. Rowe Price International,
                                                    Inc.

 Benedict R.F. Thomas (8/27/64)                     Vice President, T. Rowe Price Group, Inc., and
 Vice President, International Funds                T. Rowe Price International, Inc.

 Justin Thomson (1/14/68)                           Vice President, T. Rowe Price Group, Inc., and
 Vice President, International Funds                T. Rowe Price International, Inc.; formerly
                                                    Portfolio Manager, G.T. Capital/Invesco (to
                                                    1998)

 David J.L. Warren (4/14/57)                        Vice President, T. Rowe Price and T. Rowe Price
 Executive Vice President, International Funds      Group, Inc.; Director, Chief Executive Officer,
                                                    and President, T. Rowe Price International, Inc.;
                                                    Director, T. Rowe Price Global Asset
                                                    Management Limited

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

T. ROWE PRICE LATIN AMERICA FUND
--------------------------------------------------------------------------------

Officers (continued)

 Name (Date of Birth)
 Title and Fund(s) Served                    Principal Occupation(s)
 William F. Wendler II (3/14/62)             Vice President, T. Rowe Price, T. Rowe Price
 Vice President, International Funds         Group, Inc., and T. Rowe Price International, Inc.

 Richard T. Whitney (5/7/58)                 Vice President, T. Rowe Price, T. Rowe Price
 Vice President, International Funds         Group, Inc., T. Rowe Price International, Inc.,
                                             and T. Rowe Price Trust Company

 Edward A. Wiese, CFA (4/12/59)              Vice President, T. Rowe Price, T. Rowe Price
 Vice President, International Funds         Group, Inc., and T. Rowe Price Trust Company;
                                             Director, Chief Investment Officer, and Vice
                                             President, T. Rowe Price Savings Bank

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

T. ROWE PRICE INVESTMENT SERVICES AND INFORMATION
--------------------------------------------------------------------------------

     INVESTMENT SERVICES AND INFORMATION

     KNOWLEDGEABLE SERVICE REPRESENTATIVES

          By Phone 1-800-225-5132. Available Monday through Friday from 7 a.m. until midnight ET and weekends from 8:30 a.m. until 5 p.m. ET.

          In Person. Available in T. Rowe Price Investor Centers. Please call a service representative at 1-800-225-5132 or visit the Web at www.troweprice.com/investorcenter to locate a center near you.


     ACCOUNT SERVICES

          Automated 24-Hour Services Including Tele*Access(R) and Account Access through the T. Rowe Price Web site on the Internet. Address: www.troweprice.com.

          Automatic Investing. From your bank account or paycheck.

          Automatic Withdrawal. Scheduled, automatic redemptions.

          IRA Rebalancing. Ensuring that your accounts reflect your desired asset allocation.

     BROKERAGE SERVICES *

          Individual Investments. Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.

     INVESTMENT INFORMATION

          Consolidated Statement. Overview of all of your accounts.

          Shareholder Reports. Manager reviews of their strategies and results.

          T. Rowe Price Report. Quarterly investment newsletter.

          Performance Update. Quarterly review of all T. Rowe Price fund results.

          Insights. Educational reports on investment strategies and markets.

          Investment Guides. Asset Mix Worksheet, Diversifying Overseas: A Guide to International Investing, Retirement Planning Kit, Retirement Readiness Guide, and Tax Considerations Guide.

* T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

T. ROWE PRICE MUTUAL FUNDS
--------------------------------------------------------------------------------
STOCK FUNDS

Domestic
Blue Chip Growth*
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income*
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock*
Health Sciences
Media & Telecommunications
Mid-Cap Growth*
Mid-Cap Value*
New America Growth
New Era
New Horizons
Real Estate
Science & Technology*
Small-Cap Stock*
Small-Cap Value* +
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value*

BLENDED ASSET FUNDS
Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Retirement 2010
Retirement 2020
Retirement 2030
Retirement 2040
Retirement Income
Tax-Efficient Balanced

BOND FUNDS
Domestic Taxable
Corporate Income
GNMA
High Yield*
Inflation Protected Bond
New Income*
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free
California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income*
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond

MONEY MARKET FUNDS++
Taxable
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free
California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money

INTERNATIONAL/GLOBAL FUNDS
Stock
Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery+
International Equity Index
International Growth & Income*
International Stock*
Japan
Latin America
New Asia
Spectrum International

Bond
Emerging Markets Bond
International Bond*

For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

* T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.

+    Closed to new investors.

++ Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.

[LOGO OF T. ROWE PRICE]
INVEST WITH CONFIDENCE

T. Rowe Price Investment Services, Inc.
100 East Pratt Street
Baltimore, MD 21202